HomeBanc Corp. Earnings Conference Call For the Three Months and Year Ended December 31, 2005 Exhibit 99.2

SPECIAL CAUTIONARY NOTICE
REGARDING FORWARD-LOOKING
STATEMENTS
Certain statements made or incorporated by reference in this presentation may constitute “forward-looking statements”
within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934. Such forward-looking statements include statements regarding the Company’s guidance on estimated and targeted REIT taxable earnings, GAAP earnings, volume and portfolio size and duration in future periods, total industry mortgage originations for 2006, stability and growth of future dividends, and growth in the Company’s portfolio of retained mortgage loans; expectations of our ability to achieve improved funding costs, efficiencies and increase leverage for our portfolio; and the Company’s ability to achieve continued success in execution of our strategy. Such forward-looking statements are based on information presently available to the Company’s management and are subject to various risks and uncertainties, including, without limitation, risks of changes in interest rates and the yield curve on our mortgage loan production, our product mix and our interest sensitive assets and liabilities; mortgage loan prepayment assumptions and estimated lives of loans and the estimates used to value our mortgage servicing rights; interest rate risks and credit risks of customers; loan loss experience and the rate of loan charge-offs; risks inherent in originating mortgage loans; loss experience arising from alleged breaches of representations and warranties provided to buyers of mortgage loans sold; risks related to the Company’s execution of its business strategy and its ability to meet the requirements for operation as a REIT;
the failure of assumptions underlying the establishment of reserves for loan and contingency losses and other estimates including estimates about loan prepayment rates, and the estimates and assumptions utilized in our hedging strategy; the execution of the Company’s phase II objectives; risks of maintaining securities held available for sale whose value must be marked to market in our periodic financial statements; risks inherent in the application of our accounting policies as described in the footnotes to financial statements included in our filings with the SEC; and the other risks described in the
Company’s SEC reports and filings under “Special Cautionary Notice Regarding Forward-Looking Statements” and “Risk
Factors.” You should not place undue reliance on forward-looking statements, since the statements speak only as of the date that they are made. The Company has no obligation and does not undertake to publicly update, revise or correct any of the forward-looking statements after the date of this press release, or after the respective dates on which such statements otherwise are made, whether as a result of new information, future events or otherwise.

3 HomeBanc Participants • Patrick Flood – Chairman and CEO • Kevin Race – President, COO and CFO • Carol Knies – VP, Investor Relations

Highlights for Q4 2005
• Estimated REIT taxable earnings
(1)
of $17.6 million, or $0.31 per share, for
the three months ended December 31, 2005, an increase of 129% over the same period of 2004
• GAAP consolidated net income was $0.4 million, or $0.01 per share, for the three months ended December 31, 2005 compared to a net loss of $12.1 million, or $0.27, for the same period of 2004
• REIT portfolio assets of mortgage loans held for investment (net) and securities held to maturity and available for sale of $5.6 billion as of
December 31, 2005, a 10% increase over September 30, 2005
• Mortgage origination volume of $1.5 billion for the three months ended
December 31, 2005
• New loan application volume of $1.5 billion for the three months ended
December 31, 2005
(1) REIT taxable earnings is a non-GAAP financial measure. We define REIT taxable earnings to be REIT earnings calculated under the Internal
Revenue Code of 1986 for purposes of the REIT distribution requirement. A  REIT is required to distribute 90% of its REIT taxable earnings, which in general, includes all dividends received from our taxable REIT subsidiaries. The most comparable GAAP measure is consolidated
GAAP earnings. Federal tax laws calculate REIT taxable earnings in a manner that, in certain respects, differs from the calculation of consolidated GAAP earnings.  Management believes that REIT taxable earnings is an additional meaningful measure of the Company’s operating performance.  The Company uses estimated REIT taxable earnings as the basis for establishing the amount of dividends payable to holders of the Company’s common stock. A reconciliation of estimated REIT taxable earnings to consolidated GAAP earnings is provided at the end of this presentation.

Profitability
Phase I
($0.27)
$0.17
$2.9
For
the Qtr.
12/31/04
($0.61)
$0.12
$2.0
For
the Qtr.
9/30/04
$0.01
$0.31
$5.6
For
the Qtr.
12/31/05
($0.01) ($0.06) ($0.15)
Cons. GAAP net
(loss) income per
share
$0.25
$5.1
For
the Qtr.
9/30/05
$0.24 $0.19
Estimated REIT
taxable earnings
per share
$4.4 $3.7
REIT Portfolio (in
billions)
For
the Qtr.
6/30/05
For
the Qtr.
3/31/05

Q4 EARNINGS CALL

Our Mission
support the dream of home ownership

Our Vision
To become America's most admired company

HOMEBANC CORP

HomeBanc’s Strategy
Profitability
Purchase
Product
Process
People
Associate Satisfaction + Customer Satisfaction + Market Share = Financial Performance
To enrich and
fulfill lives by
serving each
other, our
customers,
communities and
shareholders…
as we support
the dream of
home ownership.

FORTUNE
100 BEST COMPANIES TO WORK FOR 2006
ATLANTA BUSINESS CHRONICLE
BEST PLACES TO WORK
TRIANGLE BUSINESS JOURNAL
2005
BEST PLACES TO WORK
2005
TAMPA BAY
Business Journal

A+ Employer National and local recognition of HomeBanc as an employer of choice HomeBanc #14 in 2006 #20 in 2005 #39 in 2004 HomeBanc #1 in Atlanta HomeBanc #1 in Tampa HomeBanc #1 in Raleigh

People
Impact from investment in Human Capital
45
32
0
0
0
13
2004
75 75 Total
46 49 Companies with 3 or less
5 0 SunTrust
10 4 Mortgage Master
0 9 A. Anderson Scott
14 13 HomeBanc
2003 2002 Rookies ranked in top 75/45
Mortgage Originator’s Top Rookie Originators
$4.5
$5.8
$7.4
$9.5
2003
(1)
$4.9 Mega lender
$4.4 Mortgage industry
$7.8 Large lender
$10.6 HomeBanc
2004
(1)
Avg. sales per loan officer
($ in millions)
Purchase Mortgage Origination Productivity
(1)
Source: Mortgage Originator,
MBA/Stratmore Peer Group, Company information

Process
HomeBanc provides customers with a
Customer Service Guarantee…
Redemptions as a % of total loans
1.00%
0.54%
0.43%
0.74%
0.41%
0.21%
0.0%
0.2%
0.4%
0.6%
0.8%
1.0%
1.2%
2000 2001 2002 2003 2004 2005
… and closely tracks Loan Closing
Satisfaction results
Loan Closing Satisfaction Survey – “Top Box”
2005 2004 Change
79% 77%           2%
2005 response rate - 78%
•
HBMC’s customer service guarantee
and top box satisfaction ratings are
referred to in the book The Ultimate
Question by Fred Reichheld published
by the Harvard Business School Press.
• In a study performed by CFI Group
(Claes Fornell International)
evaluating/ranking mortgage companies
on service, HomeBanc tied for first on
the highest score in service offered to
customers.

Product
2005 Origination Breakdown
27%
73%
69%
31%
HomeBanc Mortgage Corporation
Adjustable Rate
Mortgages
Fixed Rate Mortgages
Fixed Rate Mortgages
Adjustable Rate Mortgages
Industry
(1)
(1)
MBA Finance Forecast as of February 7, 2006

Q4
EARNINGS CALL

Industry ($s in billions)
HBMC ($s in billions)

HOMEBANC CORP

14% $5.6 $6.4
HomeBanc Mortgage Corporation
Originations
0%
%
Change
$2,772 $2,774 MBA Total Industry Originations
FY 2004 FY 2005 ($ in billions)
Purchase
Loan Origination Statistics
Total Originations
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
1999 2000 2001 2002 2003 2004 2005
$0
$1
$2
$3
$4
$5
$6
$7
Industry HBMC

Q4 EARNINGS CALL

Prudential "The Right Choice" Atlanta Realty Georgia Realty

Levitt and Sons AMERICA'S OLDEST HOMEBUILDER

Century 21 Tenace Realty

Premier Design Homes of Florida, Inc.

StirlingRealty.com

KELLER WILLIAMS REALTY

RE/MAX CENTER

LANG REALTY

100% Customer Service Satisfaction. Guaranteed.
HOMEBANC

HOMEBANC CORP

Purchase
Exclusive Strategic Marketing Alliances
(1) Mortgage Bankers Association of America Mortgage Finance Forecast as of February 7, 2006
45% 27% $0.27 $0.38 Refinance Volume
55% 73% $1.03 $1.07 Purchase Volume
Industry
(1)
%
Of Total
% of
Total
Q4
2004
Q4
2005 ($ in billions)

Keys to Success:
HMB Operating Model
•
Originations
– Retail model
– Strategic Marketing Alliances
•
Margin / Portfolio
– Funding / securitization
– Interest rate risk management
•
Credit
– Focus on prime quality
– Risk management discipline

Profitability
Highlights
•
Estimated REIT taxable income of $17.6 million, or $0.31 per share, for the three months ended December 31, 2005 compared to $7.7 million or $0.17 per share for the same period of 2004
•
GAAP consolidated net income of $0.4 million or $0.01 per share, for the three months ended December 31, 2005 compared to a consolidated net loss of $12.1 million or $0.27 per share for the three months ended December 31, 2004
•
Total consolidated revenues increased 187%, to $36.4 million, for three months ended
December 31, 2005 compared to $12.7 million for the three months ended December 31,
2004
•
Net interest income after provision for loan losses of $22.9 million for the three months ended December 31, 2005, an increase of $14.8 million, from $8.1 million for the three months ended December 31, 2004
•
Net gain on sale of mortgage loans and gains realized on interest rate swaps for the three months ended December 31, 2005 increased to $10.8 million compared to $4.5 million for the same period of 2004
•
Total expenses for the fourth quarter as a percent of average assets decreased to .67% in
2005 from 1.08% in 2004
•
REIT portfolio assets at December 31, 2005 of $5.6 billion, up from $2.9 billion at December
31, 2004, an increase of 93%
•
GAAP book value increased 26% to $316 million on a year over year basis

$ in thousands
Average
Balance
Revenue/
(Expense)
Estimated
Annualized
Rate/Yield
Three months ended Dec. 31, 2005
Mortgage loans and MBS $5,606,526 $80,677 5.71%
Borrowings to finance mortgage loans and MBS 5,494,242 (61,522) (4.44)
Total Impact of derivative financial instruments                        2,852     0.21
Net interest margin $22,007 1.56%
Year ended Dec. 31, 2005
Mortgage loans and MBS $4,630,304 $248,908 5.38%
Borrowings to finance mortgage loans and MBS 4,446,517 (179,221) (4.03)
Total Impact of derivative financial instruments    (998)    (0.02)
Net interest margin $68,689 1.48%
Profitability
Stability Of Net Interest Margin

Profitability
Interest Rate Risk Management
Source: SEC filings
1 For 3 months ending 12/31/2005
47.4%
5/6 Hybrid
ARM
11.3%
3/6 Hybrid ARM
14.8%
6 mo. LIBOR
ARM
6.1%
Other
Balance at 12/31/05: $5,453mm
Estimated annualized yield: 5.71%¹
6.4%
1 mo. LIBOR
ARM
• HMB originates a higher proportion of
ARMs through its 100% retail network
(over 2x the industry average in 2005)
• Retaining only ARM loans in
mortgage loans held for investment
facilitates interest rate risk
management – match fund loans
using term floating rate securitizations
14.0%
7/6 Hybrid ARM
REIT loans as of 12/31/05

Profitability
Gap Based on Interest Rate Resets
As of December 2005
(3.0) months Net Interest Rate Reset Gap
(3)
(24.5) months
Effect of Derivative Financial
Instruments
(2)
21.5 months Interest Reset Gap Unadjusted
(0.9) months Debt
22.4 months Portfolio
(1)
Avg. Months to Interest Rate Reset
(1) Loan prepayments are estimated at 25% Constant Prepayment Rate (CPR). Includes an estimate of the effective duration for mortgage backed securities (“MBS”), measured by modeling +/- 50 basis point parallel shifts of the yield curve(s).
(2) Derivative financial instruments consist of interest rate swaps based on contractual maturities, and interest rate options based on effective duration measured over a 100 basis point increase in rates.
(3) Net difference in number of months to interest rate reset on mortgage assets versus the corresponding changes on debt and derivative financial instruments.
Negative net interest rate reset gap reflects earlier reset of assets than corresponding debt, including effect of hedges.

Profitability
Execution In The Securitization Market
Common
stock
Equity
2 to 5%
MBS
LIBOR
+
0.40 to 0.60%¹
Liabilities
95 to 98%
Loan Portfolio
LIBOR + 1.0 to 3.5%
Assets 100%
1 Includes impact of derivative
financial instruments
Portfolio Funding Model
2
Series 2005-2 only included second-lien mortgage loans,
whereas the other series included primarily only first-lien mortgage loans
• Weighted average financing cost of LIBOR plus 0.35%
over seven transactions
• Average equity retained of 2.2%
0.49%
0.45%
0.31% 0.31%
0.27%
0.29%
0.28%
0.0%
0.1%
0.2%
0.3%
0.4%
0.5%
0.6%
2004-1 2004-2 2005-1 2005-2² 2005-3 2005-4 2005-5
Weighted Average Financing Cost (Spread to LIBOR)
Over 80% of portfolio
permanently funded through
$6.2 billion of securitizations

Product
Credit Risk Management
Geography
FICO
(1)
LTV
(1)
53%
FL
41%
GA
5%
NC
1%
Other
36%
725 to 775
44%
650 to 725
2%
< 650
18%
> 775
65%
70 to 80%
12%
< 70%
23%
> 80%
Weighted average: 730
Weighted average: 80%
0.04%
0.07% 0.07%
0.14%
0.00%
Mar '05 Jun '05 Sep '05 Dec '05
90+ Day Delinquency (by units)
Source: SEC filings
(1) At date of origination of loan
REIT loans as of 12/31/05
0.20%

Profitability
Phase I
($0.27)
$0.17
$2.9
For
the Qtr.
12/31/04
($0.61)
$0.12
$2.0
For
the Qtr.
9/30/04
$0.01
$0.31
$5.6
For
the Qtr.
12/31/05
($0.01) ($0.06) ($0.15)
Cons. GAAP net
(loss) income per
share
$0.25
$5.1
For
the Qtr.
9/30/05
$0.24 $0.19
Estimated REIT
taxable earnings
per share
$4.4 $3.7
REIT Portfolio (in
billions)
For
the Qtr.
6/30/05
For
the Qtr.
3/31/05

Profitability
Phase II
• Growth over next 3 years
– Target total origination volume growth of 10%
• Efficiency
– Target 10% productivity improvement
• Investment activity
– Selective in retaining vs. selling
– Optimize leverage (MBS strategy)
• Returns
– Stabilize/grow dividends per share at a reasonable rate
– Improve GAAP earnings (narrow GAAP/Tax difference)
• Capital – “Just-in-time”
– Opportunistic
– Preserve book value

2006 Guidance Overview
• Dividend strategy
– Stable base quarterly dividend in full year 2006
– Taxable REIT earnings exceeding base dividend would be considered for declaration of special dividend in Q4 2006
• GAAP earnings
– Improve GAAP earnings
– Narrow GAAP earnings/REIT taxable earnings difference by a targeted
20 - 25% primarily through gain on sale of new mortgage loan originations
• REIT investment portfolio
– Portfolio growth of 5 – 8% by year-end 2006, target 85% self originated assets
– Highly rated MBS targeted to be 10 – 15% of portfolio
• Volume
– Target production volume growth of $6.4 to $6.8 billion, against industry decline of 20%

Profitability
Q1 2006 Guidance (Estimated)
•
Estimated REIT taxable earnings
–
Estimated REIT taxable earnings per share of $0.26 to $0.28, some or all of which may be paid out as a dividend
•
GAAP earnings
–
Consolidated GAAP net income of $0.00 to $0.02 per share
•
Volume
–
Estimated HBMC (TRS) Q1 2006 total new loan volume of $1.2 to
$1.4 billion
•
Portfolio
–
Estimated total REIT portfolio at March 31, 2006 of $5.8 billion to
$6.1 billion

Profitability
Q2 2006 Guidance (Estimated)
•
Estimated REIT taxable earnings
–
Estimated REIT taxable earnings per share of $0.26 to $0.28, some or all of which may be paid out as a dividend
•
GAAP earnings
–
Consolidated GAAP net income of $0.03 to $0.05 per share

Profitability
Dividend Reinvestment & Stock Purchase Plan
•
We offer a Dividend Reinvestment and Stock
Purchase Plan
•
Computershare is the plan administrator
•
For information on the plan and registration
materials, contact Computershare at 800-697-8199

Non-GAAP Reconciliation
REIT Taxable Income
(1)
$56,022
68,011
11,509
(11,863)
($11,635)
Year Ended
Dec. 31, 2005
39,684 Taxable REIT subsidiaries taxable loss
$ 17,571 Estimated REIT taxable income
(18,321) Book/tax differences
(2)
(4,140) Tax benefit
$    348 Consolidated GAAP loss (post-tax)
Three Months Ended
Dec. 31, 2005 ($s in thousands)
(1) We define REIT taxable income to be REIT taxable income calculated under the Internal Revenue Code of 1986 for purposes of the REIT distribution requirement. A REIT is required to distribute 90% of REIT taxable income, which, in general, includes all dividends received from taxable REIT subsidiaries (TRSs) (generally, calculated without regard to the dividends paid deduction for distributions paid to REIT shareholders, and earnings retained by  TRSs), plus 90% of net after-tax income from foreclosure property. REIT taxable income is a non-GAAP financial measure. Because of the REIT tax requirements on distributions, management believes that REIT taxable income is an additional meaningful measure to evaluate our operating performance. The most comparable GAAP measure is net income (loss). REIT taxable income should not be considered as a substitute for any measures derived in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. HomeBanc uses estimated REIT taxable income as a basis for establishing the amount of dividends payable to holders of its common stock.
(2) Consists of various transactions and balances that are treated differently for GAAP and income tax purposes, including both permanent and temporary differences. Common differences include intercompany gains or losses on sale of loans from our taxable REIT subsidiary to HomeBanc
Corp., which are excluded from income under Statement of Financial Accounting Standards (“SFAS”) No. 65, as amended, but are included in income for income tax purposes; the amortization of these intercompany gains or losses; and the creation of mortgage servicing rights, which give rise to income under SFAS No. 140 but are excluded from income for income tax purposes.

As a Reminder….
• An audio recording of this conference call will be available through March 16, 2006. To listen to the recording, please dial
800-642-1687. The conference ID code is 4588827.
• An audio recording and a copy of this slide presentation will be available on the HomeBanc website within 2 hours at
www.HomeBanc.com and www.earnings.com.